Exhibit 10.8

THIS CONSENT AND AMENDMENT AGREEMENT IS NOT AN OFFER TO ISSUE OR SELL, OR A SOLICITATION OF AN OFFER TO ACQUIRE OR BUY, SECURITIES. SUCH OFFER OR SOLICITATION ONLY WILL BE MADE IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS.

CONSENT AND AMENDMENT AGREEMENT

CONSENT AND AMENDMENT AGREEMENT (this “Consent”), dated as of July 10, 2008, by and among XM Satellite Radio Holdings Inc. (the “Issuer”) and the undersigned institutions, severally, but not jointly and severally (each such institution, a “Holder” and collectively, all such institutions, the “Holders”). For purposes hereof, all references in this Consent to Holders shall mean, as of any date of determination, those Holders or parties, as the case may be, that on or before such date of determination executed and delivered a counterpart signature page to this Consent substantially in the form attached as Exhibit A hereto, together with any transferee of Bonds (as hereinafter defined) beneficially owned by such Holders that have executed and delivered a joinder signature page to this Consent.

W I T N E S S E T H:

Reference is made to the agreement (the “Agreement”), dated as of June 26, 2008, by and among XM Satellite Radio Holdings Inc. (the “Issuer”), the Holders (as defined in the Agreement), solely for purposes of Section 21 of the Agreement, Brown Rudnick LLP (“Brown Rudnick”), and solely for purposes of Section 22, Sirius Satellite Radio Inc. (“Sirius”). All capitalized terms used and not otherwise defined in this Consent shall have the meanings ascribed thereto in the Agreement.

WHEREAS, each of the Holders is the beneficial owner of, or the investment adviser or manager for the beneficial owners of (with the power and authority to vote and dispose of), the Bonds in the aggregate principal amount set forth opposite its name on Exhibit A (the “Consent Participating Bonds”);

WHEREAS, the Consent Participating Bonds represent between 98.8% and 100% of the principal amount of the Bonds,

WHEREAS, the Issuer has determined that commencement and consummation of the Offer contemplated by Section 2 of the Agreement is undesirable and has proposed, in lieu of the Offer, to amend the Bond Indenture to effect the New Rate for all Holders and other holders of Bonds as an Alternative Transaction within the meaning of Section 8 of the Agreement;

WHEREAS, Section 10 of the Agreement provides that a consent by Holders of not less than a majority of the aggregate principal amount of the Participating Bonds shall constitute the consent of all Holders;

WHEREAS, subject to the terms and conditions hereof, each of the undersigned Holders (the “Consenting Holders”) has agreed, among other things, to consent to the Alternative Transaction;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer and the Consenting Holders hereby agree as follows:

1. Effectiveness of this Consent. The effectiveness of this Consent, and the respective obligations of the parties hereto, are conditioned upon the execution of this Consent by the Issuer and Consenting Holders who, in the aggregate, beneficially own, or are the investment advisors or managers for the beneficial owners of (with the power and authority to vote and dispose of), (i) more than fifty percent (50%) of the Consent Participating Bonds and (ii) more than fifty percent (50%) of the outstanding principal amount of the Bonds.

2. Indenture Amendment: The Issuer shall take all action reasonably necessary to amend the Bond Indenture (and the definitive global securities representing the Bonds) (the “Indenture Amendment”) to (x) increase the interest rate applicable to the Bonds to 10% (the “New Rate”) and (y) indicate that the Merger does not constitute a Fundamental Change (as defined in Article I of the Bond Indenture) for purposes of Article V of the Bond Indenture and to waive any notice with respect thereto, with respect to the Consent Participating Bonds (which Consent Participating Bonds may not be accelerated on any basis that the Merger constitutes a Fundamental Change (as defined in Article I of the Bond Indenture)), including, without limitation, furnishing the Bond Indenture trustee with such instructions, documents, opinions and certificates as may be required by such trustee pursuant to and in accordance with the Bond Indenture. The Indenture Amendment shall be effective by no later than three (3) business days following the consummation of the Merger (the “Latest Indenture Amendment Date”); provided, that the provisions of the Indenture Amendment that establish the New Rate shall not become effective prior to the consummation of the Merger. The New Rate shall commence to accrue retroactively to July 2, 2008. The Indenture Amendment shall constitute an Alternative Transaction for all purposes of the Agreement and all undertakings and obligations of the Issuer to make the Offer pursuant to Section 2(b) of the Agreement (and obligations and undertakings ancillary thereto) shall be terminated, provided, however, that if the Indenture Amendment has not become effective on or before the Latest Indenture Amendment Date for any reason, this Consent shall be of no further force and effect and all provisions of the Agreement, including the provisions of Section 2(b) thereof, shall be reinstated, provided, further, that the date set forth in Section 6(b)(ii) of the Agreement shall be extended to the date which is ten (10) business days following the Latest Indenture Amendment Date.

3. Non-Participating Bonds. The parties hereto agree that (i) the Indenture Amendment described in clause (y) of Section 2 above shall have no force and effect as to the remaining Bonds, if any, beneficially owned by Holders to whom notice of the Offer or the Amendment has been provided (which notice may be in the form of a press release) but who have not executed this Consent (or a joinder to this Consent) and therefore do not constitute Consent Participating Bonds (the “Non-Participating Bonds”) and (ii) the Indenture Amendment described in clause (x) of Section 2 above shall be effective as to the Non-Participating Bonds to the same extent (and subject to the same conditions) as such Indenture Amendment shall be effective as to Consent Participating Bonds.

4. Definitive Documentation. No later than July 17, 2008, the Issuer shall provide the Initial Holders with a draft of the Indenture Amendment. The Indenture Amendment shall be subject to the reasonable review and comment of the Initial Holders and shall be subject to approval of the Bond Indenture trustee.

5. Authority. Each of the Consenting Holders represents that, as of the date of this Consent, it is the beneficial owner of, or the authorized investment adviser or manager for the beneficial owners of, the principal amount of the Bonds identified on Exhibit A annexed to its counterpart or joinder signature page, with the power and authority to vote and dispose of the Bonds described therein. Each Holder shall deliver its respective Exhibit A to Brown Rudnick, and neither such Exhibit A nor the information contained therein shall be provided to any other Holder. Brown Rudnick shall deliver copies of each Exhibit A to the Issuer, which shall keep the contents thereof confidential; provided, that the Issuer may disclose such copies of each Exhibit A to the Bond Indenture trustee if such trustee agrees in writing to keep the contents thereof confidential.

6. Press Release. Promptly, but in any event within one (1) business day of the effectiveness of this Consent, the Issuer will issue a press release announcing its intention to effect the Indenture Amendment in lieu of the Offer. Promptly, but in any event within one (1) business day of the effective date of the Indenture Amendment, the Issuer will issue a press release announcing the effectiveness of the Indenture Amendment and that the Holders no longer need to comply with the joinder requirement of Section 9 hereof. The Issuer shall forward a copy of each such press release to Brown Rudnick.

7. Survival of Other Terms and Provisions of the Agreement. Except with respect to matters expressly set forth in this Consent, all terms and provisions of the Agreement, including, without limitation, the Waiver, the undertaking provisions of Section 3 of the Agreement, the Holders’ Consent, the provisions of Section 6 (except for Section 6(b)(ii), which is expressly amended above) and Section 17 and shall remain in full force and effect.

8. Authority and Non-Contravention. Each of the parties hereto makes the same representations and warranties with respect to this Consent as it made with respect to the Agreement pursuant to Section 9(a) of the Agreement.

9. Transfers. From the date hereof until the earlier of the termination of the Agreement or the effectiveness of the Indenture Amendment (the “Consent Period”), no Holder shall sell, transfer or assign any of the Bonds or any option thereon or any right or interest (voting or otherwise) therein, unless (a) the transferee agrees in writing to be bound by all of the terms and conditions of this Consent and the Agreement by executing a joinder to this Consent in the form set forth on Exhibit B hereto; and (b) such transferee provides a copy of such executed signature page to Brown Rudnick. Brown Rudnick promptly shall deliver copies of each such Exhibit B to the Issuer, which shall keep the contents thereof confidential; provided, that the Issuer may disclose such copies of each Exhibit A to the Bond Indenture trustee if such trustee agrees in writing to keep the contents thereof confidential.

10. Trustee Instruction. Upon the Effective Date of this Agreement, the Holders shall deliver an instruction to the Trustee in the form set forth on Exhibit C.

11. Amendments and Modifications. Except as otherwise expressly provided herein, this Consent shall not be amended, modified or supplemented, except in writing signed by all of the parties hereto, provided that a consent by Holders of not less than a majority of the aggregate principal amount of the Consent Participating Bonds shall constitute the consent of all parties hereto who are Holders.

12. Governing Law. The Issuer and each Holder intend that their rights and obligations under this Agreement shall be governed by the laws of the State of New York, notwithstanding any conflicts of law provision or doctrine that would apply the law of any other jurisdiction.

13. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs, executors, administrators and representatives. The agreements, representations and obligations of the undersigned parties hereto are, in all respects, several and not joint.

14. Severability. The invalidity or unenforceability of any provision of this Consent shall not affect the validity or enforceability of any other provision hereof.

15. Counterparts. This Consent may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

16. Third-Party Beneficiaries. The Trustee under the Bond Indenture shall be deemed a third-party beneficiary of this Consent and the Agreement. Except as provided in the foregoing sentence or as otherwise expressly stated herein, this Consent and the Agreement shall be solely for the benefit of the parties hereto and thereto, respectively, and no other person or entity shall be a third-party beneficiary hereof.

17. Entire Agreement. The Agreement and this Consent constitute the entire agreement between the parties, and all promises, representations, understandings, warranties and agreements with reference to the subject matter hereof and inducements to the making of this Consent relied upon by any party hereto, have been expressed herein or in the documents incorporated herein by reference. To the limited extent of the maters expressly set forth in the Agreement and this Consent, the Agreement and this Consent shall be deemed to supersede any prior agreements of the parties.

IN WITNESS WHEREOF, each Holder executing a signature page hereto and the Issuer, have caused this Agreement to be executed and delivered by its duly authorized officers as of the date first written above.

Issuer:

XM SATELLITE RADIO HOLDINGS INC.

By:	/s/ Joseph J. Euteneuer
Name:	Joseph J. Euteneuer
Title:	Executive Vice President and Chief Financial Officer

Exhibit A

COUNTERPART SIGNATURE PAGE

CONSENT AND AMENDMENT AGREEMENT

Dated                  ,2008

Reference is made to that certain Consent (the “Consent”) dated July     , 2008 among XM Satellite Radio Holdings Inc. and certain holders of the notes issued pursuant to the Bond Indenture. Terms not defined herein shall the meanings ascribed to such terms in the Consent.

The undersigned hereby agrees, on a several but not a joint and several basis, to be bound by all of the terms and conditions of the Consent as a Holder thereto. Pursuant to the Consent the undersigned shall deliver this executed Counterpart Signature Page and its respective Schedule 1 to Brown Rudnick LLP, fax no. (617) 289-0521, attention: Robert L. Murray, Esq.

IN WITNESS WHEREOF, the undersigned has caused this Counterpart Signature Page to be executed and delivered by its duly authorized officers as of the date first written above.

Name of Holder:

By:
Name:
Title:

Address:

Fax:

Schedule 1 To Counterpart Signature Page

Holdings Information

For Consent and Amendment Agreement

Name of Holder:

By:
Name:
Title:

Bonds:

$                                          outstanding principal of Bonds

Exhibit B

JOINDER SIGNATURE PAGE

AGREEMENT

Dated                  ,2008

Reference is made to that certain Consent (the “Consent”) dated [    ], 2008 among XM Satellite Radio Holdings Inc. and certain holders of the notes issued pursuant to the Bond Indenture. Terms not defined herein shall the meanings ascribed to such terms in the Consent.

The undersigned transferee hereby agrees, on a several but not a joint and several basis, to be bound by all of the terms and conditions of the Consent and the Agreement as a Holder thereto. Pursuant to the Consent, the undersigned shall deliver this executed Counterpart Signature Page and its respective Schedule 1 to Brown Rudnick LLP, fax no. (617) 289-0521, attention: Robert L. Murray, Esq.

The instruction provided to the trustee in the form set forth on Exhibit C to the Consent remains in effect.

IN WITNESS WHEREOF, the undersigned has caused this Counterpart Signature Page to be executed and delivered by its duly authorized officers as of the date first written above.

Name of Holder:

By:
Name:
Title:

Address:

Fax:

Schedule 1 To Joinder Signature Page

Holdings Information

Name of Holder:

By:
Name:
Title:

Bonds:

$                                          outstanding principal of Bonds

Exhibit C

TRUSTEE INSTRUCTION

In accordance with Section 8.5 of the Bond Indenture, the undersigned Holder of the aggregate principal amount of the Notes set forth below as of the date hereof, either directly or through its undersigned authorized representative, hereby direct the Trustee as follows:

1. The Trustee is authorized and directed to enter into an amendment to the Bond Indenture increasing the interest rate of the Notes from 1.75% to 10%, and

2. The undersigned Holder (for itself and its respective successor and assign) hereby approves the merger of XM Satellite Radio Holdings Inc. with Vernon Merger Corporation, a wholly-owned subsidiary of Sirius Satellite Radio Inc. (the “Merger”), and such Holder (i) waives the right to assert, and the right to direct the Trustee to assert, that the Merger constitutes a Fundamental Change under Article V of the Bond Indenture, (ii) agrees that such Holder’s Notes may not be accelerated on any basis that the Merger constitutes a Fundamental Change (as defined in Article I of the Bond Indenture, and (iii) waives the right to receive any notice under Article V of the Bond Indenture in connection with the Merger

This Trustee Instruction is coupled with an interest and is irrevocable by the undersigned Holder.

Name of Holder:

By:
Name:
Title:

Bonds:

$                                          outstanding principal of Bonds